UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2024

TNF Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36268	22-2983783
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

TNF Pharmaceuticals, Inc. 855 N. Wolfe Street, Suite 623
Baltimore, MD	21205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 848-8698

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TNFA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below under Item 5.07 of this report, TNF Pharmaceuticals, Inc. (the “Company”) held its 2024 annual meeting of stockholders on November 25, 2024 (the “Annual Meeting”), at which the Company’s stockholders approved an amendment (the “Incentive Plan Amendment”) to the TNF Pharmaceuticals, Inc. 2021 Equity Incentive Plan (the “Incentive Plan”) to increase the aggregate number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), available for the grant of awards under the Incentive Plan by 2,259,060 shares of Common Stock, to a total of 2,500,000 shares of Common Stock.

For more information about the Incentive Plan Amendment, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 1, 2024 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The foregoing description of the Incentive Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Incentive Plan Amendment, a copy of which is filed as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on November 25, 2024. At the Annual Meeting, holders of the Company’s voting securities with a total aggregate voting power of 3,819,063 votes were present virtually or represented by proxy.

As of the close of business on October 18, 2024, the record date for the Annual Meeting, there were (i) 2,755,067 shares of Common Stock outstanding and entitled to vote, (ii) 72,992 shares of the Company’s Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), outstanding and entitled to vote, which were entitled to an aggregate of 1,217 votes, (iii) approximately 4,687 shares of the Company’s Series F Convertible Preferred Stock, par value $0.001 per share (the “Series F Preferred Stock”), outstanding and entitled to vote, which were entitled to an aggregate of approximately 77,844 votes (subject to certain beneficial ownership limitations as set forth in the certificate of designations for the Series F Preferred Stock), (iv) 5,050 shares of the Company’s Series F-1 Convertible Preferred Stock, par value $0.001 per share (the “Series F-1 Preferred Stock”), outstanding and entitled to vote, which were entitled to an aggregate of 2,241,455 votes (subject to certain beneficial ownership limitations as set forth in the certificate of designations for the Series F-1 Preferred Stock, as amended), and (v) 8,950 shares of the Company’s Series G Convertible Preferred Stock, par value $0.001 per share (“Series G Preferred Stock”), outstanding and entitled to vote, which were entitled to an aggregate of 3,972,481 votes (subject to certain beneficial ownership limitations applicable to certain holders of Series G Preferred Stock as set forth in the certificate of designations for the Series G Preferred Stock, as amended). The matters described below were submitted to a vote of the holders of the Company’s Common Stock, Series D Preferred Stock, Series F Preferred Stock, Series F-1 Preferred Stock and Series G Preferred Stock at the Annual Meeting. Each proposal is described in detail in the Proxy Statement.

(1)	Election of seven (7) directors to hold office for a one year term and until their successors are elected and qualified or until their earlier incapacity, removal or resignation (the “Election of Directors”):

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mitchell Glass	3,003,431	37,553	778,079
Craig Eagle	3,001,868	39,116	778,079
Christopher C. Schreiber	2,993,918	47,066	778,079
Joshua Silverman	2,963,453	77,531	778,079
Jude Uzonwanne	2,971,727	69,257	778,079
Bill J. White	3,001,109	39,875	778,079
Stephen Friscia	2,994,510	46,474	778,079

The terms of the Company’s directors were scheduled to expire at the Annual Meeting, and the board of directors of the Company (the “Board”) nominated all seven directors for re-election at the Annual Meeting. At the Annual Meeting, Dr. Mitchell Glass, Dr. Craig Eagle, Mr. Christopher C. Schreiber, Mr. Joshua Silverman, Mr. Jude Uzonwanne, Mr. Bill J. White, and Mr. Stephen Friscia were elected as directors of the Board to serve for a term expiring at the Company’s 2025 annual meeting of stockholders or until their successors are elected and qualified or until their earlier incapacity, removal or resignation.

(2)	Approval of a proposed amendment to the TNF Pharmaceuticals, Inc. 2021 Equity Incentive Plan to increase the aggregate number of shares available for the grant of awards by 2,259,060 shares of Common Stock, to a total of 2,500,000 shares of Common Stock (the “Incentive Plan Amendment Proposal”):

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
2,918,672	116,753	5,559	778,079

(3)	Ratification of the appointment of Stephano Slack LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”):

Votes For	Votes Against	Votes Abstaining
3,738,231	53,922	26,910

(4)	Approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Election of Directors, the Incentive Plan Amendment Proposal or the Auditor Ratification Proposal:

Votes For	Votes Against	Votes Abstaining
3,419,758	373,008	26,297

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference.

The results reported above are final voting results. No other matters were considered or voted upon at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	First Amendment to the TNF Pharmaceuticals, Inc. 2021 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNF PHARMACEUTICALS, INC.

Date: November 26, 2024	By:	/s/ Joshua Silverman
Joshua Silverman
Director